FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2015
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS
29.	FAIR VALUE MEASUREMENTS

The Group applies ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Include other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

In accordance with ASC 820, the Group measured the derivative liability in connection with the IFC convertible loan at fair value as of December 31, 2015, on a recurring basis using a valuation model with significant inputs that are directly or indirectly observable in the marketplace (Level 2). Cash is measured with observable inputs (Level 1) while all other financial assets and liabilities are measured with significant inputs that are directly or indirectly observable in the marketplace (Level 2). The Company had no assets or liabilities measured or disclosed at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2014 and 2015.

The following table summarizes the nonrecurring fair value measurements for each class of assets as of and for the year ended December 31, 2015.

	Fair Value Measurement at the End of the Reporting Period Using
	As of December 31,	Quoted Prices in Active	Significance	Significant
	2015	Markets for Identical	Other Observable	Unobservable
		Assets (Level 1)	Inputs (Level 2)	Inputs (Level 3)	Total losses
	RMB	RMB	RMB	RMB	RMB
Description
Recurring fair value measurements:
Derivative liability	688	—	688	—	(33,731)
Nonrecurring fair value measurements:
Long-lived assets held and used*	4,540	—	—	4,540	(23,125)

In accordance with ASC 360, long-lived assets held and used with a carrying amount of RMB27,665 (US$4,271) were written down to their fair value of RMB4,540 (US$701), resulting in an impairment charge of RMB23,125 (US$3,570), which was included in the caption of “impairment of long-lived assets” in the consolidated statements of comprehensive income (loss). The Group utilized cost method under which 12% discounts was applied to quoted market prices, depending on the expected remaining useful lives of such assets.

The Group measures certain financial assets, including cost and equity method investments, at fair value on a nonrecurring basis only if an impairment charge were to be recognized. The Group's non-financial assets, such as intangible assets, goodwill and fixed assets, would be measured at fair value only if they were determined to be impaired.